Exhibit 21.1
Subsidiaries of Phillips Edison & Company, Inc.

Entity	Jurisdiction
12 West Station LLC	Delaware
Aegis Waterford, L.L.C.	Delaware
Arcadia Station LLC	Delaware
Ardrey Kell Owners Association Inc.	North Carolina
Ardrey Kell Station LLC	Delaware
Ashland Junction II LLC	Delaware
Ashland Junction LLC	Delaware
Atwater Station LLC	Delaware
B. & O., Ltd.	Ohio
Baker Hill Station LLC	Delaware
Barclay Station LLC	Delaware
Barnwell Station LLC	Delaware
Battle Station LLC	Delaware
Bear Creek Station LLC	Delaware
Beavercreek Towne Station LLC	Delaware
Birdneck Station LLC	Delaware
Boronda Station LLC	Delaware
Breakfast Point Station LLC	Delaware
Brentwood Commons Station LLC	Delaware
Broadway Promenade Commercial Condominium Association Inc.	Florida
Broadway Promenade Master Association Inc.	Florida
Broadway Promenade Station LLC	Delaware
Broadway Station LLC	Delaware
Brook Park Station LLC	Delaware
Buckingham Station LLC	Delaware
Burbank Plaza Station LLC	Delaware
Burwood Station LLC	Delaware
Butler Creek Station LLC	Delaware
Butler's Crossing Station LLC	Delaware
Cactus Station LLC	Delaware
Cahill Station LLC	Delaware
Centerpoint Station LLC	Delaware
Central Station (KY) LLC	Delaware
Centre Stage Station LLC	Delaware
Champions Gate Station LLC	Delaware
Chapel Hill North Station LLC	Delaware
Cherry Hill Station LLC	Delaware
CitiCentre Station LLC	Delaware
Civic Center Station LLC	Delaware
Claremont Village Station LLC	Delaware
College Plaza Station LLC	Delaware
Collington Plaza Station LLC	Delaware
Commerce GP LLC	Delaware
Commerce Station LP	Delaware
Contra Loma Station LLC	Delaware
Coppell Station LLC	Delaware

Entity	Jurisdiction
Coquina Station LLC	Delaware
Coronado Center Station LLC	Delaware
Countryside Station Limited Liability Company	Ohio
Courthouse Marketplace Station LLC	Delaware
Crossroads Asheboro Station LLC	Delaware
Crystal Station LLC	Delaware
Cureton Station LLC	Delaware
Cushing Station LLC	Delaware
Dean Taylor Station LLC	Delaware
Deerwood Lake Station LLC	Delaware
Delafield Station LLC	Delaware
Driftwood Village Station LLC	Delaware
Dublin Station LLC	Delaware
Duck Creek Station LLC	Delaware
Dunlop Station LLC	Delaware
Dyer Station LLC	Delaware
Eagles Landing Station LLC	Delaware
East Burnside Station LLC	Delaware
East Pointe Station LLC	Delaware
East Side Station LLC	Delaware
Eastland Station LLC	Delaware
Edgecombe Station LLC	Delaware
Edgewood Station LLC	Delaware
Emporia Station LLC	Delaware
Enfield Station LLC	Delaware
Everson Pointe Station LLC	Delaware
Fair Acres Station LLC	Delaware
Fairfield Station LLC	Delaware
Fairlawn Station LLC	Delaware
Fairview Oaks Station LLC	Delaware
Fairview Plaza Station (PA) LLC	Delaware
Fairview Station LLC	Delaware
Falcon Valley Station LLC	Delaware
Five Town Station LLC	Delaware
Flag City Station LLC	Delaware
Flynn Crossing Station LLC	Delaware
Foothills Station LLC	Delaware
Forest Park Station II LLC	Delaware
Forest Park Station LLC	Delaware
French Golden Gate Station LLC	Delaware
Gateway Station LLC	Delaware
Geist Station LLC	Delaware
Georgesville Station LLC	Delaware
GlenEagles Station LLC	Delaware
Glenwood Station LLC	Delaware
Glynn Place Station LLC	Delaware
Golden Eagle Station LLC	Delaware
Golden Station LLC	Delaware
Goolsby Pointe Station LLC	Delaware

Entity	Jurisdiction
Goshen Station LLC	Delaware
Governor's Square Station LLC	Delaware
Grassland Crossing Station LLC	Delaware
Grayson Station LLC	Delaware
Greentree Station LLC	Delaware
Greenwood Station LLC	Delaware
Guadalupe Station LLC	Delaware
Hamilton Ridge Station LLC	Delaware
Hamilton Village Station LLC	Delaware
Hampton Village Station LLC	Delaware
Hannaford (MA) Station LLC	Delaware
Harbour Village Station LLC	Delaware
Harrison Pointe Station LLC	Delaware
Hartville Station LLC	Delaware
Hastings Marketplace Station LLC	Delaware
Heath Brook Station LLC	Delaware
Heritage Oaks Station L.P.	California
Heron Creek Station LLC	Delaware
Hickory Station LLC	Delaware
High Point Village Station LLC	Delaware
Highland Fair Station LLC	Delaware
Hilfiker Station LLC	Delaware
Hillside - West LLC	Delaware
Hoke Crossing Station LLC	Delaware
Hurstborne Townfair Station LLC	Delaware
Jackson Junction LLC	Delaware
Jasper Station LLC	Delaware
Juan Tabo Station LLC	Delaware
Kirkwood Market Place Station LLC	Delaware
Kleinwood Station LLC	Delaware
Lafayette Station LLC	Delaware
Lake Village Station LLC	Delaware
Lake Wales Station LLC	Delaware
Lakeshore Crossing Station LLC	Delaware
Lakeside (Salem) Station LLC	Delaware
Lakewood Station LLC	Delaware
Landen Station LLC	Delaware
LaPlata IV LLC	Delaware
LaPlata North LLC	Delaware
LaPlata Plaza LLC	Delaware
LaPlata South LLC	Delaware
Lumina Commons Station LLC	Delaware
Lutz Lake Station LLC	Delaware
Lynnwood Place Station LLC	Delaware
Mableton Crossing Station LLC	Delaware
Macland Pointe Station LLC	Delaware
Marion Station LLC	Delaware
Mayfair Station LLC	Delaware
Meadowthorpe Station LLC	Delaware

Entity	Jurisdiction
Melbourne Station LLC	Delaware
Monfort Heights Station LLC	Delaware
Mountain Park Station LLC	Delaware
Murphy Marketplace Station LLC	Delaware
Murray Station LLC	Delaware
Murray Station Outlot LLC	Delaware
New Prague Station LLC	Delaware
New Windsor Station LLC	Delaware
Nordan Station LLC	Delaware
Normal Station LLC	Delaware
Northcross Station LLC	Delaware
Northlake Station LLC	Delaware
Northridge Station LLC	Delaware
Northside Station LLC	Delaware
Northstar Marketplace Station LLC	Delaware
Northtowne Station LLC	Delaware
Northwoods Crossing Station LLC	Delaware
Norwood Station LLC	Delaware
Oak Mill Station II LLC	Delaware
Oak Mill Station LLC	Delaware
Onalaska Station LLC	Delaware
Orchard Plaza Station LLC	Delaware
Orchard Plaza Station LLC	Delaware
Orchard Square Station LLC	Delaware
Orchards Center Station LLC	Delaware
Page Station LLC	Delaware
PAI GP LLC	Delaware
Palmetto Pavilion Station LLC	Delaware
Palmetto Station LLC	Delaware
Paradise Crossing Station LLC	Delaware
Paradise Lakes Station LLC	Delaware
Park Place Station LLC	Delaware
Park View Station LLC	Delaware
Parkway Station LLC	Delaware
Parsons Village Station LLC	Ohio
Pawleys Island Station LLC	Delaware
PECO Heritage LLC	Delaware
Peco Heritage LLC	Delaware
PECO Value Added Grocery Manager, LLC	Delaware
PECO Winery LLC	Delaware
Phillips Edison & Company Ltd.	Ohio
Phillips Edison & Company, Inc.	Maryland
Phillips Edison Grocery Center OP GP I LLC	Delaware
Phillips Edison Grocery Center Operating Partnership I, L.P.	Delaware
Phillips Edison Grocery TRS, Inc	Delaware
Phillips Edison HoldCo LLC	Ohio
Phillips Edison HoldCo Manager LLC	Ohio
Phillips Edison Institutional Joint Venture I, L.P.	Delaware
Phillips Edison Institutional REIT LLC	Delaware

Entity	Jurisdiction
Phillips Edison North Carolina LLC	North Carolina
Phillips Edison NTR II LLC	Delaware
Phillips Edison NTR III LLC	Delaware
Pioneer Station LLC	Delaware
Pipestone Station LLC	Delaware
Plaza of the Oaks Station LLC	Delaware
Portland Station LLC	Delaware
Powell Villa Station LLC	Delaware
Promenade Station LLC	Delaware
Quail Valley Station LLC	Delaware
Quartz Hill Station LLC	Delaware
Red Maple Station LLC	Delaware
Richmond Station LLC	Delaware
Rio Rancho Station LLC	Delaware
Rivermont Station II LLC	Delaware
Rivermont Station LLC	Delaware
Riverplace Station LLC	Delaware
Rocky Ridge Station LLC	Delaware
Rolling Hills Station LLC	Delaware
San Mateo Station LLC	Delaware
Savage Station LLC	Delaware
Savoy Station LLC	Delaware
Seven Hills Station LLC	Delaware
Shaws Easton Station LLC	Delaware
Shaws Hanover Station LLC	Delaware
Shiloh Station LLC	Delaware
Sidney Station LLC	Delaware
Sierra Station LLC	Delaware
Silver Rock Insurance, Inc.	Utah
Snowview Station LLC	Delaware
South Oaks (Missouri) Station LLC	Delaware
South Oaks Station LLC	Delaware
Southampton Station LLC	Delaware
Southern Hills Crossing Station LLC	Delaware
Southern Palms Station LLC	Delaware
Southgate (Ohio) Station LLC	Delaware
Southgate Station LLC	Delaware
Southwest Marketplace Station LLC	Delaware
St. Charles Station LLC	Delaware
St. Johns Station LLC	Delaware
Statler Station LLC	Delaware
Sterling Point Station LLC	Delaware
Stockbridge Station LLC	Delaware
Stockbridge Station Outparcel LLC	Delaware
Stonewall Station LLC	Delaware
Sulphur Grove Station LLC	Delaware
Summerville Station LLC	Delaware
Sunburst Station LLC	Delaware
Sunset Center Station LLC	Delaware

Entity	Jurisdiction
The Phillips Edison Group LLC	Ohio
Thompson Valley Station III LLC	Delaware
Thompson Valley Station LLC	Delaware
Thompson Valley Station Outlot LLC	Delaware
Timberlake Station LLC	Delaware
Titusville Station LLC	Delaware
Town & Country Noblesville Station LLC	Delaware
Towne Crossing Station LLC	Delaware
Townfair (PA) Station LLC	Delaware
Tramway Station LLC	Delaware
Upper Deerfield Station LLC	Delaware
Uptown Station LLC	Delaware
Vaughns Station LLC	Delaware
Village Mooresville Station LLC	Delaware
Village One Station LLC	Delaware
Vine Street Station LLC	Delaware
Vineyard Station LLC	Delaware
Waynesboro Station LLC	Delaware
Wesley Chapel Station LLC	Delaware
West Creek Station LLC	Delaware
Westcreek Plaza Station LLC	Delaware
Western Square Station LLC	Delaware
Westin Station LLC	Delaware
Westridge Station LLC	Delaware
Westwood Station LLC	Delaware
Westwoods Station Phase II LLC	Delaware
White Oaks Station LLC	Delaware
Willowbrook Commons Station LLC	Delaware
Winchester Gateway Station LLC	Delaware
Windsor Station LLC	Delaware
Winery Square Station L.P.	Delaware
Winter Springs Station LLC	Delaware
Yorktown Station LLC	Delaware